UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2026

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place	,	Houston,	Texas	77056
(Address of principal executive offices)				(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, $0.001 par value per share	WFRD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On May 31, 2026, Weatherford International plc (“Weatherford” or the “Company”) and Trinity Bell Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Weatherford (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NCS Multistage Holdings, Inc., a Delaware corporation (the “Target”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Target, with Target surviving the merger as a wholly owned subsidiary of Weatherford (the “Merger”). As set forth in the Merger Agreement, all stockholders of Target will be eligible to elect, in exchange for their shares of common stock in Target, ordinary shares of Weatherford (the “Ordinary Shares”) or a mix of Ordinary Shares and cash, subject to proration and certain limitations and adjustments. The Merger is subject to certain customary closing conditions, including regulatory approvals, and is expected to close in the third quarter of 2026.
Advent-NCS Acquisition L.P. (“Advent”) is the largest stockholder of Target and owns over 50% of the outstanding common stock of Target. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, upon consummation of the Merger, Advent, depending on whether it elects all stock or a mix of cash and stock, could receive up to a total of 818,604 Ordinary Shares. The Ordinary Shares to be issued to Advent will be issued in reliance upon the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act as a private placement by Weatherford not involving any public offering. Weatherford’s reliance upon such exemption is based upon representations from Advent to support such exemption in the Merger Agreement and related transaction agreements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: June 1, 2026
/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President, General Counsel and Chief Compliance Officer